COLUMBIA FUNDS SERIES TRUST

Columbia Overseas Value Fund

Supplement dated December 30, 2010 to

the Prospectuses, each dated July 1, 2010, as supplemented

The second bullet of the third paragraph in the section entitled “Principal Investment Strategies” is replaced in its entirety with the following:

•

typically invests up to the greater of (i) 20% of its total assets in a single country or industry or (ii) 150% of the weighting of a single country or industry in the MSCI EAFE Value Index (limited to less than 25% of its total assets in a single industry, other than U.S. Government obligations).

Shareholders should retain this Supplement for future reference.

C-1256-1 A (12/10)